UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005 (August 17, 2005)

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 433 - 4000

Sprint Corporation, 6200 Sprint Parkway, Overland Park, Kansas 66251

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 17, 2005, Sprint Nextel Corporation issued a press release regarding Nextel Partners, Inc., a copy of which is attached hereto as Exhibit 99.1. Attached as Exhibit 99.2 are materials prepared for use in discussions with third parties in respect of Sprint Nextel’s relationship with its PCS Affiliates and Nextel Partners. These exhibits are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 17, 2005
99.2	Investor Update Regarding Sprint PCS Affiliates and Nextel Partners, dated August 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINT NEXTEL CORPORATION

/s/ Michael T. Hyde
Michael T. Hyde Assistant Secretary

Date: August 17, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 17, 2005
99.2	Investor Update Regarding Sprint PCS Affiliates and Nextel Partners, dated August 17, 2005